                                                         Two World Trade Center,
                                                        New York, New York 10048
MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to 5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

          30-YEAR BOND YIELDS 1994-2000

  Date            AAA Ins   Tsy     % Relationship
  ----            -------   ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            5.65    5.79        97.58%

Source: Municipal Market Data -- A Division of Thomson Financial Group and
        Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Bond Trust (IMB) increased from $14.09 to $14.56 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.8625 per share, the Trust's total NAV return was
10.42 percent. IMB's value on the New York Stock Exchange (NYSE) increased from $12.50 to $13.125 per share during this period. Based on this change plus reinvestment of tax-free dividends, IMB's total market return was 12.12 percent. As of October 31, 2000, IMB's share price was at a 9.86 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was reduced from $0.0725 to $0.065 per share. The new dividend reflects current earnings and the Trust's level of undistributed net investment income which was $0.090 per share on October 31, 2000, versus $0.104 per share 12 months earlier.


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 47 credits. Issues in the refunded bond category comprised 7 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of portfolio sensitivity to interest rates, was 7.2 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit enhancements, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. The yield on IMB's 12-month ARPS series with a July 2001 rollover is 4.67 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October. The Trust's ARPS series totaled $30 million and represented 30 percent of net assets.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 211,643 shares of common stock at a weighted average market discount of 9.57 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin


CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued


LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

WATER & SEWER            25%
TRANSPORTATION           19%
MORTGAGE                 12%
ELECTRIC                 10%
REFUNDED                  7%
EDUCATION                 6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT EHANCEMENTS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

Ambac                    19%
FGIC                     23%
FSA                      18%
U.S. GOV'T BACKED         6%
MBIA                     34%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

DISTRIBUTION BY MATURITY
(% OF NET ASSETS)

WEIGHTED AVERAGE
MATURITY 19 YEARS


UNDER 1 YEAR        6.3%
1-5 YEARS           0.0%
5-10 YEARS          5.0%
10-20 YEARS        39.6%
20-30 YEARS        42.5%
30+ YEARS           8.9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued


                     CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2000


WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS

BONDS CALLABLE

2000       0%
2001      25%
2002       0%
2003       2%
2004       0%
2005       6%
2006      10%
2007       2%
2008       3%
2009      19%
2010+     33%

YEARS BONDS CALLABLE

WEIGHTED AVERAGE
BOOK YIELD: 6.3%

COST (BOOK) YIELD*

2000        0%
2001      7.6%
2002        0%
2003      6.2%
2004        0%
2005      6.1%
2006      6.8%
2007      5.6%
2008      5.9%
2009      5.6%
2010+     5.7%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.6% ON 25% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.
     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                     * * *

On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES:



Edwin J. Garn
  For ..............    4,031,350
  Withheld .........       88,751

James F. Higgins
  For ..............    4,042,240
  Withheld .........       77,861

Michael E. Nugent
  For ..............    4,034,940
  Withheld .........       85,161

Philip J. Purcell
  For ..............    4,040,996
  Withheld .........       79,105

The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.


(2) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
    AUDITORS:



  For .............   4,060,999
  Against .........   12,716
  Abstain .........   46,386

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                      COUPON     MATURITY
 THOUSANDS                                                                                       RATE        DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (96.0%)
            General Obligation (1.1%)
 $   2,000  North Slope Borough, Alaska, Ser 2000 B (MBIA) ...............................       0.00 %   06/30/11    $  1,151,780
 ---------                                                                                                            ------------
            Educational Facilities Revenue (6.2%)
     3,000  Massachusetts Health & Educational Facilities Authority, Boston University
              Ser 1991 Ser K & L (MBIA) ..................................................       8.676++  10/01/31       3,213,750
     2,000  New York State Dormitory Authority, St John's University Ser 1996 (MBIA) .....       5.70     07/01/26       2,008,440
     1,000  Pennsylvania Higher Educational Facilities Authority, Duquesne University
              Refg Ser A of 1991 (MBIA) ..................................................       6.75     04/01/20       1,008,120
 ---------                                                                                                            ------------
     6,000                                                                                                               6,230,310
 ---------                                                                                                            ------------
            Electric Revenue (9.9%)
     2,680  Wyandotte County, Kansas, Kansas City Utility Ser 1998 (MBIA) ................       4.50     09/01/28       2,207,838
     4,000  Long Island Power Authority, New York, Ser 2000 A (FSA) ......................       0.00     06/01/20       1,328,120
     3,000  Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC) ........       6.50     01/01/11       3,068,490
     1,500  South Carolina Public Service Authority, 1997 Refg Ser A (MBIA) ..............       5.00     01/01/29       1,344,825
     2,000  Snohomish County Public Utility District #1, Washington, 1993 Ser (FGIC) .....       6.00     01/01/18       2,043,320
 ---------                                                                                                            ------------
    13,180                                                                                                               9,992,593
 ---------                                                                                                            ------------
            Hospital Revenue (5.4%)
     2,000  Mesa Industrial Development Authority, Arizona, Discovery Health
              Ser 1999 A (MBIA) ..........................................................       5.875    01/01/16       2,086,140
     2,000  University of Missouri, Health Ser 1996 A (Ambac) ............................       5.00     11/01/16       2,006,420
     1,500  University of North Carolina, Hospitals at Chapel Hill Ser 1999 (Ambac) ......       5.50     02/15/24       1,390,545
 ---------                                                                                                            ------------
     5,500                                                                                                               5,483,105
 ---------                                                                                                            ------------
            Industrial Development/Pollution Control Revenue (4.6%)
     2,500  Jasper County, Indiana, Northern Indiana Public Service Co Collateralized
              Ser 1991 (MBIA) ............................................................       7.10     07/01/17       2,584,825
     1,000  Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC) ........       7.60     03/01/16       1,028,560
     1,000  Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .................       7.00     06/01/31       1,031,970
----------                                                                                                            ------------
     4,500                                                                                                               4,645,355
----------                                                                                                            ------------
            Mortgage Revenue - Multi-Family (4.0%)
     1,000  New Jersey Housing Mortgage Finance Agency, Home Buyer Ser 2000 CC
              (MBIA) (AMT) ...............................................................       5.875    10/01/31         998,520
     2,955  New York State Housing Finance Agency, 1996 Ser A Refg (FSA) .................       6.10     11/01/15       3,044,477
----------                                                                                                            ------------
     3,955                                                                                                               4,042,997
----------                                                                                                            ------------
            Mortgage Revenue - Single Family (7.5%)
        25  Hawaii Housing Finance & Development Corporation, Ser 1989 A (AMT)
              (Bifurcated FSA) ...........................................................        7.70    07/01/29          25,170
     4,715  Maine Housing Authority, Ser 1991 A (Bifurcated FSA) .........................        7.40    11/15/22       4,839,382
     1,130  Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
              (AMT) ......................................................................        7.375   08/01/23       1,154,476
     1,500  Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 & 2
              (AMT) ......................................................................       10.567++ 09/10/30       1,554,375
----------                                                                                                             -----------
     7,370                                                                                                               7,573,403
----------                                                                                                             -----------



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                      COUPON       MATURITY
 THOUSANDS                                                                                       RATE          DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (3.0%)
 $   3,000  Denver, Colorado, Civic Center Office Building Ser 2000 B COPs (Ambac) **            5.50 %      12/01/21   $  2,985,030
 ---------                                                                                                              ------------
            Recreational Facilities Revenue (3.1%)
     1,250  College Park Business & Industrial Development Authority,
              Georgia, Civic Center Ser 2000 (Ambac) .....................................       5.75        09/01/26      1,271,363
     2,000  Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) (WI) .......................       5.25        12/01/32      1,893,300
 ---------                                                                                                               -----------
     3,250                                                                                                                 3,164,663
 ---------                                                                                                               -----------
            Transportation Facilities Revenue (19.1%)
     3,000  Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ** ...........       5.50        01/01/15      3,089,190
            Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
     2,000    Sub Lien Ser 1991 B (AMT) (MBIA) ...........................................       6.75        12/01/21      2,070,820
     2,000    Ser 1998 B (MBIA) ..........................................................       4.875       12/01/23      1,774,520
     2,000  Nevada Department of Business & Industry, Las Vegas Monorail Project,
              1st Tier Ser 2000 (Ambac) ..................................................       5.375       01/01/40      1,886,520
     2,500  New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ...........................       8.968++     11/01/17      3,034,375
     2,000  New Jersey Transportation Trust Authority, 1998 Ser A (FSA) ..................       4.50        06/15/19      1,752,120
     2,000  New York State Thruway Authority, Highway & Bridge Ser 1999 B (FGIC) .........       5.00        04/01/19      1,880,620
     2,000  Port Authority of New York & New Jersey, Cons 121 Ser (MBIA) (WI) # ..........       5.125       10/15/30      1,871,000
     2,000  Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC) ........       5.25        03/01/18      1,948,780
 ---------                                                                                                               -----------
    19,500                                                                                                                19,307,945
 ---------                                                                                                               -----------
            Water & Sewer Revenue (25.4%)
     2,250  Broward County, Florida, Utility Ser 1991 (FGIC) .............................       6.00        10/01/20      2,263,590
     2,600  Miami Beach, Florida, Water & Sewer Ser 2000 (Ambac) .........................       5.75        09/01/25      2,664,870
     2,000  Augusta, Georgia, Water & Sewerage Ser 2000 (FSA) ............................       5.25        10/01/22      1,941,620
     2,000  Henry County Water & Sewer Authority, Georgia, Ser 2000 (FGIC) ...............       5.625       02/01/30      2,003,940
     1,200  Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) ................       5.25        07/01/17      1,170,000
     1,750  Detroit, Michigan, Water Supply Ser 1999 A (FGIC) ............................       5.75        07/01/26      1,771,420
     2,000  St Louis, Missouri, Water Refg Ser 1998 (Ambac) ..............................       4.75        07/01/14      1,865,800
     2,070  Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (Ambac) .............       5.25        05/15/17      2,029,614
     1,500  New York City Municipal Water Finance Authority, New York, 1999 Ser B
            (FSA) ........................................................................       5.00        06/15/29      1,362,360
     2,000  Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000 (MBIA) .....       5.50        12/01/24      1,976,220
     3,000  Charleston, South Carolina, Refg Cap Impr Ser 1998 (Secondary FGIC) ..........       4.50        01/01/24      2,528,760
     4,000  Norfolk, Virginia, Water Ser 1995 (MBIA) .....................................       5.875       11/01/20      4,100,160
 ---------                                                                                                               -----------
    26,370                                                                                                                25,678,354
 ---------                                                                                                               -----------
            Refunded (6.7%)
     2,000  Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA) ................................       5.50        12/01/05++    2,096,560
     1,425  Port of Portland, Oregon, Portland International Airport Ser Seven B
              (AMT) (MBIA) ...............................................................       7.10        01/01/12++    1,663,901
     3,000  Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) .............       5.50        10/01/32      3,003,270
 ---------                                                                                                               -----------
     6,425                                                                                                                 6,763,731
 ---------                                                                                                               -----------
   101,050  TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $94,012,802) .......................................................   97,019,266
 ---------                                                                                                               -----------




                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON        MATURITY
 THOUSANDS                                                                                   RATE           DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (6.3%)
            Missouri Health & Educational Facilities Authority, Washington University,
 $   1,200    1996 Ser C (Demand 11/01/00) ..............................................     4.60* %      09/01/30    $  1,200,000
       600    1996 Ser D (Demand 11/01/00) ..............................................     4.60*        09/01/30         600,000
     1,200  Harris County Health Facilities Development Corporation, Texas,
              St Luke's Episcopal Hospital Ser 1997 B (Demand 11/01/00) .................     4.65*        02/15/27       1,200,000
     3,400  North Central Texas Health Facilities Development Corporation, Texas,
              Presbyterian Medical Center Ser 1985 D (MBIA) (Demand 11/01/00) ...........     4.65*        12/01/15       3,400,000
 ---------                                                                                                             ------------
     6,400  TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $6,400,000) .....................................     6,400,000
 ---------                                                                                                             ------------
 $ 107,450  TOTAL INVESTMENTS (Cost $100,412,802) (a).................................................        102.3 %   103,419,266
 =========
            LIABILITIES IN EXCESS OF OTHER ASSETS ....................................................         (2.3)     (2,330,392)
                                                                                                              -----    ------------
            NET ASSETS ...............................................................................        100.0 %  $101,088,874
                                                                                                              =====    ============






---------------
  AMT   Alternative Minimum Tax.
  COPs  Certificates of Participation.
  ETM   Escrowed to maturity.
  WI    Security purchased on a "when-issued" basis.
  +     Prerefunded to call date shown.
  ++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
  #     Joint exemption in New York and New Jersey.
  *     Current coupon of variable rate demand obligation.
  ** This security is segregated in connection with the purchase of "when-issued" securities.
  (a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,544,751 and the aggregate gross unrealized depreciation is $538,287, resulting in net unrealized appreciation of $3,006,464.


Bond Insurance:
---------------
Ambac   Ambac Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
 FSA    Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets


   Alaska ....................      1.1 %
   Arizona ...................      2.1
   Colorado ..................      2.9
   Florida ...................      4.9
   Georgia ...................      5.2
   Hawaii ....................      1.2
   Illinois ..................      3.0
   Indiana ...................      3.6
   Kansas ....................      3.2
   Maine .....................      4.8


   Massachusetts .............      3.2 %
   Michigan ..................      5.5
   Missouri ..................      6.7
   Nebraska ..................      1.5
   Nevada ....................      1.9
   New Hampshire .............      3.0
   New Jersey ................      4.6
   New Mexico ................      4.1
   New York ..................     11.4
   North Carolina ............      1.4


   Ohio ......................      1.9 %
   Oregon ....................      1.6
   Pennsylvania ..............      4.9
   Puerto Rico ...............      3.0
   South Carolina ............      6.9
   Texas .....................      4.5
   Virginia ..................      4.1
   Washington ................      2.0
   Joint Exemption* ..........     (1.9)
                                 ------
   Total .....................    102.3 %
                                 ======

---------------
*      Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000



ASSETS:
Investments in securities, at value
  (cost $100,412,802) ..................................................    $103,419,266
Cash ...................................................................          10,775
Interest receivable ....................................................       1,588,467
Prepaid expenses .......................................................          82,091
                                                                            ------------
   TOTAL ASSETS ........................................................     105,100,599
                                                                            ------------
LIABILITIES:
Payable for:
   Investments purchased ...............................................       3,772,395
   Dividends to preferred shareholders .................................         115,152
   Investment management fee ...........................................          30,922
Accrued expenses .......................................................          93,256
                                                                            ------------
   TOTAL LIABILITIES ...................................................       4,011,725
                                                                            ------------
   NET ASSETS ..........................................................    $101,088,874
                                                                            ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 600 shares outstanding).............    $ 30,000,000
                                                                            ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 4,883,920 shares outstanding).........................      67,711,535
Net unrealized appreciation ............................................       3,006,464
Accumulated undistributed net investment income ........................         440,176
Accumulated net realized loss ..........................................         (69,301)
                                                                            ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................      71,088,874
                                                                            ------------
   TOTAL NET ASSETS ....................................................    $101,088,874
                                                                            ============
NET ASSET VALUE PER COMMON SHARE
  ($71,088,874 divided by 4,883,920 common shares outstanding)..........          $14.56
                                                                                  ======


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 2000



NET INVESTMENT INCOME:

INTEREST INCOME ...............................    $6,069,799
                                                   ----------
EXPENSES
Investment management fee .....................       352,703
Auction commission fees .......................       112,809
Professional fees .............................        91,641
Transfer agent fees and expenses ..............        21,527
Shareholder reports and notices ...............        18,286
Trustees' fees and expenses ...................        16,882
Custodian fees ................................        16,852
Registration fees .............................        16,394
Auction agent fees ............................         8,041
Other .........................................        13,381
                                                   ----------
   TOTAL EXPENSES .............................       668,516

Less: expense offset ..........................       (16,841)
                                                   ----------
   NET EXPENSES ...............................       651,675
                                                   ----------
   NET INVESTMENT INCOME ......................     5,418,124
                                                   ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................       300,894
Net change in unrealized appreciation .........     1,787,069
                                                   ----------
   NET GAIN ...................................     2,087,963
                                                   ----------
NET INCREASE ..................................    $7,506,087
                                                   ==========



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                          FOR THE YEAR         FOR THE YEAR
                                                              ENDED               ENDED
                                                        OCTOBER 31, 2000     OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................      $  5,418,124        $  5,716,936
Net realized gain (loss) ...........................           300,894            (294,427)
Net change in unrealized appreciation ..............         1,787,069          (7,575,355)
                                                          ------------        ------------
   NET INCREASE (DECREASE) .........................         7,506,087          (2,152,846)
                                                          ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..........................................        (1,237,704)         (1,118,346)
Common .............................................        (4,270,550)         (4,752,063)
                                                          ------------        ------------
   TOTAL DIVIDENDS .................................        (5,508,254)         (5,870,409)
                                                          ------------        ------------
Decrease from transactions in common shares of
  beneficial interest ..............................        (2,694,475)           (531,923)
                                                          ------------        ------------
   NET DECREASE ....................................          (696,642)         (8,555,178)

NET ASSETS:
Beginning of period ................................       101,785,516         110,340,694
                                                          ------------        ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $440,176 and $530,306, respectively).............      $101,088,874        $101,785,516
                                                          ============        ============



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $30,344,045 and $24,689,960, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,388. At October 31, 2000, the Trust had an accrued pension liability of $44,271, which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

Dividends, which are cumulative, are reset through auction procedures.



            AMOUNT IN                  RESET          RANGE OF
 SHARES*   THOUSANDS*      RATE*        DATE      DIVIDEND RATES**
--------- ------------ ------------ ------------ -----------------
   600      $30,000        4.67%      07/05/01     3.85% - 4.67%

---------------
*     As of October 31, 2000.
**    For the year ended October 31, 2000.


Subsequent to October 31, 2000 and up through December 4, 2000, the Trust paid dividends at a rate of 4.67% in the aggregate amount of $230,304.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:



                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                             PAR        EXCESS OF
                                                                               SHARES       VALUE       PAR VALUE
                                                                           ------------- ----------- --------------
Balance, October 31, 1998 ................................................   5,137,563    $ 51,376    $ 70,886,557
Treasury shares purchased and retired (weighted average discount 10.16%)*      (42,000)       (420)       (531,503)
                                                                             ---------    --------    ------------
Balance, October 31, 1999 ................................................   5,095,563      50,956      70,355,054
Treasury shares purchased and retired (weighted average discount 9.57%)* .    (211,643)     (2,116)     (2,692,359)
                                                                             ---------    --------    ------------
Balance, October 31, 2000 ................................................   4,883,920    $ 48,840    $ 67,662,695
                                                                             =========    ========    ============

---------------
*      The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized approximately $301,000 of its net capital loss carryover. At October 31, 2000, the Trust had a net capital loss carryover of approximately $69,000, which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:



    AMOUNT
  PER SHARE         RECORD DATE           PAYABLE DATE
-------------   -------------------   -------------------
   $0.065        November 3, 2000       November 17, 2000
   $0.065        December 8, 2000       December 22, 2000

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds having a total value of $7,802,500, which represents 7.7% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                              FOR THE YEAR ENDED OCTOBER 31*
                                                             ---------------------------------
                                                                     2000             1999
-------------------------------------------------------------------------------- -------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period .......................      $ 14.09            $15.64
                                                                  -------           -------

Income (loss) from investment operations:

   Net investment income ...................................        1.09               1.11

   Net realized and unrealized gain (loss) .................        0.43              (1.53)
                                                                  -------           -------

Total income (loss) from investment operations .............        1.52              (0.42)
                                                                  -------           -------

Less dividends from:

   Net investment income ...................................       (0.86)             (0.92)

   Common share equivalent of dividends paid to preferred
    shareholders ...........................................       (0.25)             (0.22)
                                                                  -------           -------

Total dividends ............................................       (1.11)             (1.14)
                                                                  -------           -------

Anti-dilutive effect of acquiring treasury shares ..........        0.06               0.01
                                                                  -------           -------

Net asset value, end of period .............................      $ 14.56           $ 14.09
                                                                  =======           =======

Market value, end of period ................................      $13.125           $ 12.50
                                                                  =======           =======

TOTAL RETURN+  .............................................        12.12%          (17.60)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:

Total expenses .............................................         0.95%(2)         0.91 %(1)

Net investment income before preferred stock dividends .....         7.67%            7.36 %

Preferred stock dividends ..................................         1.75%            1.44 %

Net investment income available to common shareholders .....         5.92%            5.92 %

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ....................     $101,089         $101,786

Asset coverage on preferred shares at end of period ........          336%             338 %

Portfolio turnover rate ....................................           26%              29 %



                                                                     FOR THE YEAR ENDED OCTOBER 31*
                                                             -----------------------------------------------
                                                                     1998             1997          1996
                                                             ------------------- ------------- -------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period .......................      $ 15.53          $15.35        $ 15.41
                                                                  -------          ------        -------

Income (loss) from investment operations:

   Net investment income ...................................         1.20            1.20           1.21

   Net realized and unrealized gain (loss) .................         0.11            0.16          (0.17)
                                                                  -------          ------        -------

Total income (loss) from investment operations .............         1.31            1.36           1.04
                                                                  -------          ------        -------

Less dividends from:

   Net investment income ...................................        (0.99)          (0.96)         (0.90)

   Common share equivalent of dividends paid to preferred
    shareholders ...........................................        (0.21)          (0.22)         (0.22)
                                                                  -------          ------        -------

Total dividends ............................................        (1.20)          (1.18)         (1.12)
                                                                  -------          ------        -------

Anti-dilutive effect of acquiring treasury shares ..........         --              --             0.02
                                                                  -------          -------       -------

Net asset value, end of period .............................      $ 15.64          $15.53        $ 15.35
                                                                  =======          ======        =======

Market value, end of period ................................      $16.125          $16.00        $14.125
                                                                  =======          ======        =======

TOTAL RETURN+  .............................................         7.03%          20.62%          3.06%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:

Total expenses .............................................         0.87%(1)       0.89%(1)        0.92%

Net investment income before preferred stock dividends .....         7.65%          7.80%           7.85%

Preferred stock dividends ..................................         1.37%          1.43%           1.41%

Net investment income available to common shareholders .....         6.28%          6.37%           6.44%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ....................     $110,341       $109,806        $109,232

Asset coverage on preferred shares at end of period ........          367%           365%            363%

Portfolio turnover rate ....................................            6%             2%              5%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.
(2) Does not reflect the effect of expense offset of 0.02%.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Bond Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 8, 2000
                      2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER INSURED MUNCIPAL BOND TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (1) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                 (This page has been left blank intentionally.)

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
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Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
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Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
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Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048





MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
BOND TRUST















Annual Report
October 31, 2000